UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________________________________________________
FORM 8-K
_____________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 3, 2025
_____________________________________________________
Clearwater Analytics Holdings, Inc.
(Exact name of Registrant as Specified in Its Charter)
_____________________________________________________

Delaware	001-40838	87-1043711
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 W. Main Street Suite 900 Boise, Idaho	83702
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: 208 433-1200
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
_____________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.001 per share	CWAN	New York Stock Exchange LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.
On September 3, 2025, the Board of Directors (the “Board”) of Clearwater Analytics Holdings, Inc. (the “Company”) authorized and approved a share repurchase program for up to $100 million of the outstanding shares of the Company’s Class A common stock (the “Repurchase Program”). Pursuant to the Repurchase Program, the Company may purchase shares of Class A common stock (the “Shares”) from time to time, in amounts, at prices and at such times as it deems appropriate, subject to market conditions and other considerations. The Company may make purchases in the open market or otherwise, and any purchases may be made pursuant to Rule 10b5-1 plans. The Repurchase Program will be conducted in compliance with applicable legal requirements. The Repurchase Program does not obligate the Company to acquire any particular amount of Shares and the Repurchase Program may be modified or suspended at any time at the Company’s discretion.
Information regarding Share purchases will be available in the Company’s periodic reports on Form 10-Q and 10-K filed with the Securities and Exchange Commission as required by the applicable rules of the Exchange Act.
A copy of a press release regarding the Repurchase Program was issued on September 3, 2025 and is furnished as Exhibit 99.1 to this report.
Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.
This report contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements regarding the Company’s intent to purchase, from time to time, the Company’s Class A common stock. Forward-looking statements include statements that are not historical facts and can be identified by terms such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “aim,” “may,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “will,” “would” or similar expressions and the negatives of those terms, but are not the exclusive means of identifying such statements. The forward-looking statements are based on management’s current expectations and beliefs and are subject to uncertainty and changes in circumstances. Actual results may vary materially from those expressed or implied by such statements due to, among other factors, changes in the market price of the Company’s stock, general market conditions, applicable securities laws and alternative investment opportunities, as well as the risks, uncertainties and other factors detailed in the Company’s periodic public filings with the U.S. Securities and Exchange Commission (the “SEC”), including but not limited to those discussed under “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 filed on February 26, 2025 (as amended by Amendment No. 1 thereto, filed with the SEC on March 7, 2025), and in other periodic reports filed by the Company with the SEC. These filings are available at www.sec.gov and on the Company’s website. The “forward-looking statements” included in this report are made only as of the date of this release. The Company does not have and does not undertake any obligation to publicly update any “forward-looking statements” to reflect subsequent events or circumstances, and expressly disclaims any such obligation, except as required by law or regulation.
Item 9.01 Financial Statements and Exhibits.
(d):The following exhibits are being filed herewith:

Exhibit Number	Description
99.1	Press release entitled "CWAN Announces $100 Million Share Repurchase Program" dated September 3, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Clearwater Analytics Holdings, Inc.

Date:	September 3, 2025	By:	/s/ Alphonse Valbrune
Alphonse Valbrune, Chief Legal Officer & Corporate Secretary